UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2025

Mobile Global Esports Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41458	86-2684455
(State or other jurisdiction of	(Commission File Number)	IRS Employer
incorporation or organization)		Identification No.)

500 Post Road East, 2nd Floor

Westport, CT 06880

(Address of principal executive offices)

Registrant’s telephone number, including area code: (475) 666-8401

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	MGAM	OTC Pink Sheets

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Promissory Note Purchase Agreement

On December 1, 2025, Mobile Global Esports, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Promissory Note Purchase Agreement”) with an accredited investor (the “Investor”), pursuant to which the Company sold the Investor an unsecured original issue discount promissory note in the principal amount of $75,000 (the “Promissory Note”) for which the Company received net proceeds of $65,000. The proceeds from the sale of the Promissory Note shall be used for working capital.

The Promissory Note carries an interest rate of 10%, which shall be applied to the principal on the issuance date of the Promissory Note, and is payable on the maturity date of December 1, 2026. The Promissory Note is convertible into common stock of the Company at any time after the 180th daily anniversary of the Promissory Note or at any time following an event of default. The conversion price shall be $0.06 per share (the “Fixed Price”), however, if 6 months after the date of issuance the Company’s common stock trades below $0.06 for more than 5 consecutive trading days, then the Fixed Price shall be lowered to the lowest traded price during the default period. In the event that the Company’s common stock trades below such adjusted price per share for more than 5 consecutive trading days, then the Fixed Price shall be eliminated and the conversion price shall reset to the lowest traded price throughout the period of default and shall be re-adjusted every 21 days that the Promissory Note remains in default.

The Promissory Note provides for standard and customary events of default such as failing to timely make payments under the Promissory Note when due, the failure of the Company to timely comply with the Securities Exchange Act of 1934 reporting requirements and the failure to maintain a listing on the OTC Markets. The Promissory Note also contains customary covenants. At no time may the Promissory Note be converted into shares of the Company’s common stock if such conversion would result in the Investor, or its affiliates owning an aggregate of more than 9.99% of the then outstanding shares of the Company’s common stock.

The Promissory Note was and shall be issued in a private placement in reliance upon an exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933.

The description of the Promissory Note Purchase Agreement and the Promissory Note are not complete and are qualified in their entirety by the full text of the Promissory Note Purchase Agreement and the First Promissory Note, filed herewith as Exhibits 10.1 and 10.2 which are incorporated by reference into this Item 1.01.

Equity Line of Credit Agreement

On December 1, 2025, the Company also entered into a Securities Purchase Agreement (the “ELOC Agreement”) with the Investor. Pursuant to the ELOC Agreement, the Company agreed to sell, and the Investor agreed to purchase up to $10,000,000 (the “Commitment Amount”) of the Company’s common stock, par value $0.0001 per share (the “Purchase Shares”).

The transactions contemplated by the ELOC Agreement are subject to the Company registering the Investor’s resale of the Purchase Shares on a registration statement to be filed with the Securities and Exchange Commission (“SEC”). Concurrent with the execution of the ELOC Agreement, the Company entered into a registration rights agreement with the Investor (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company agreed to file a registration statement on Form S-1 (the “ELOC Registration Statement”) with the SEC covering the resale of the Purchase Shares sold under the ELOC, within 45 days of the date of execution of the ELOC Agreement and Registration Rights Agreement and to use its best efforts to have the Registration Statement and any amendment declared effective by the SEC at the earliest possible date. The registration rights granted under the Registration Rights Agreement are subject to certain conditions and limitations and are subject to customary indemnification and contribution provisions.

In connection with entering into the ELOC Agreement, the Company agreed to immediately issue to the Purchaser, 500,000 restricted shares of common stock as commitment shares. The commitment shares will not be registered under the Registration Rights Agreement.

The description of the ELOC Agreement and the Registration Rights Agreement are not complete and are qualified in their entirety by the full text of the ELOC Agreement and the Registration Rights Agreement, filed herewith as Exhibits 10.3 and 10.4, respectively, and each of which are incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided above in Item 1.01 herein is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided above in Item 1.01 regarding the issuance of the Promissory Note and the 500,000 commitment shares is incorporated by reference into this Item 3.02.

The Promissory Note and commitment shares issued to the Investor were or will be issued pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

10.1	Form of Securities Purchase Agreement for Promissory Note between the Company and ClearThink Capital Partners, LLC

10.2	Form of Promissory Note issued by the Company in favor of ClearThink Capital Partners, LLC

10.3	Form of Securities Purchase Agreement for ELOC between the Company and ClearThink Capital Partners, LLC

10.4	Form of Registration Rights Agreement between the Company and ClearThink Capital Partners, LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 2, 2025

MOBILE GLOBAL ESPORTS INC.

By:	/s/ Brett Rosin
Brett Rosin
Chief Executive Officer

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